EXHIBIT 99.1

Terra Tech Corp. and Golden Leaf Holdings Ltd. Sign Non-Binding Letter of Intent to Merge

Combined Company to Control 41 Permits Across Cultivation, Manufacturing, Distribution and Retail

Spanning Oregon, California and Nevada, in Addition to 21 Pending Permit Applications in Multiple

Jurisdictions Throughout the U.S.

IRVINE, Calif. and TORONTO November 5, 2018 -- Terra Tech Corp. (OTCQX: TRTC), (“Terra Tech” or the “Company”) a vertically integrated cannabis-focused agriculture company, today announced that on November 2, 2018 it signed a non-binding letter of intent (the “LOI”) to merge with Golden Leaf Holdings Ltd. (CSE: GLH) (OTCQB: GLDFF) (“Golden Leaf”), a cannabis company with cultivation, production and retail operations built around recognized brands. Under the terms of the letter of intent, a wholly owned subsidiary of Terra Tech will amalgamate with Golden Leaf, with the resulting amalgamated corporation being a wholly owned subsidiary of Terra Tech. Consummation of the transaction is subject to a number of conditions, including entering into a mutually agreed definitive arrangement agreement, completion of due diligence, the waiting period for the Hart-Scott-Rodino Act, state and local regulatory approvals, approval by the Ontario courts, Terra Tech board approval, Golden Leaf receiving a positive fairness opinion, Canadian Securities Exchange (the “CSE”) approval and Golden Leaf shareholder and board approval.

The LOI provides that Golden Leaf shareholders will be entitled to receive 0.1203 common shares of Terra Tech for each common share of Golden Leaf held (the “Exchange Ratio”). Terra Tech currently has 79.2 million shares outstanding. As a condition of closing, Terra Tech will be required to list its shares on the CSE. Listing will be subject to satisfying all of the CSE’s requirements. Upon closing, Derek Peterson will remain in his position as CEO, with William Simpson to become President of the combined company. All references to currency are in U.S. dollars, unless otherwise indicated. There is no assurance that the transaction will be consummated on the terms outlined above or at all.

Derek Peterson, CEO of Terra Tech, commented, “As new participants enter the cannabis industry the market is undergoing rapid consolidation. The companies that are vertically integrated with strong brands and multi-jurisdictional operations are best situated to achieve scale and retain market-leading positions. We are planning to merge with Golden Leaf’s operations because its seed-to-sale business model is complementary to ours, encompassing both the Oregon and Canadian market which represent new markets for us, and touching Nevada where we are focused on gaining market share. Its ‘Chalice Farms’ retail dispensaries are well known and have an excellent reputation in Oregon, and the wholesale side of the business offers diverse, high quality cannabis products for all demographics, which are complementary to our existing wholesale product lines. This transaction, if completed, will create a combined company that will control 41 permits across cultivation, manufacturing, distribution and retail spanning Oregon, California and Nevada, in addition to 21 pending permit applications in multiple jurisdictions throughout the U.S.”

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William Simpson, CEO of Golden Leaf, commented, “Golden Leaf is dedicated to building shareholder value and we are pleased to have this opportunity to combine forces with Terra Tech, an established, vertically-integrated cannabis operator with a presence in multiple states and, most importantly, a proven reputation and loyal customer base. We are excited at the prospect of significantly expanding our size and reach through this merger and believe that the combined company will improve our growth trajectory and enable us to benefit from several operational synergies that will improve the running of our business.”

To be added to the Terra Tech email distribution list, please email TRTC@kcsa.com with TRTC in the subject line.

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About Terra Tech

Terra Tech Corp. (OTCQX: TRTC) operates through multiple subsidiary businesses including: Blüm, IVXX Inc., Edible Garden, and MediFarm LLC. Blüm’s retail and medical cannabis facilities provide the highest quality medical cannabis to patients who are looking for alternative treatments for their chronic medical conditions as well as premium cannabis to the adult-use market in Nevada and California. Blüm offers a broad selection of cannabis products including; flowers, concentrates and edibles through its Oakland, CA and multiple Nevada locations. IVXX, Inc. is a wholly-owned subsidiary of Terra Tech that produces cannabis-extracted products for regulated medical cannabis dispensaries throughout California and medical and adult-use dispensaries in Nevada. The Company’s wholly-owned subsidiary, Edible Garden, cultivates a premier brand of local and sustainably grown hydroponic produce, sold through major grocery stores such as ShopRite, Walmart, Ahold, Aldi, Meijer, Kroger, Stop & Shop and others nationwide. Terra Tech’s MediFarm LLC subsidiaries are focused on medical and adult-use cannabis cultivation and permitting businesses throughout Nevada.

For more information about Terra Tech Corp visit: http://www.terratechcorp.com/

For more information about IVXX visit: http://ivxx.com/

For more information about Blüm Nevada visit: http://letsblum.com

For more information about Blüm Oakland visit: http://blumoak.com/

Visit us on Facebook @ http://www.facebook.com/terratechcorp/timeline

Follow us on Twitter @terratechcorp

For more information about Edible Garden visit: http://www.ediblegarden.com/

Visit Edible Garden on Facebook @ http://www.facebook.com/ediblefarms?fref=ts

Visit IVXX on Facebook @ http://www.facebook.com/ivxxbrand?fref=ts

About Golden Leaf

Golden Leaf Holdings Ltd. is a Canadian company with operations in multiple jurisdictions including Oregon, Nevada and Canada, with cultivation, production and retail operations built around recognized brands. Golden Leaf distributes its products through its branded Chalice Farms retail dispensaries, as well as through third party dispensaries. Golden Leaf’s cannabis retail operations and products are designed with the customer in mind, focused on superlative in-store experience and quality products. Visit goldenleafholdings.com to learn more.

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Terra Tech: Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” and similar expressions, as they relate to the company or its management, identify forward-looking statements. In particular, statements with respect to the terms of the transaction, the timeline for the transaction and the results and benefits of the transaction are forward-looking statements. These statements are based on current expectations, estimates and projections about the company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Terra Tech Corp.’s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to Terra Tech Corp.’s (i) product demand, market and customer acceptance of its equipment and other goods, (ii) ability to obtain financing to expand its operations, (iii) ability to attract qualified sales representatives, (iv) competition, pricing and development difficulties, (v) ability to integrate GrowOp Technology Ltd. into its operations as a reporting issuer with the Securities and Exchange Commission, and (vi) general industry and market conditions and growth rates and general economic conditions. These risks and uncertainties also include, but are not limited to, the risk that the transaction may not be completed or that the ultimate terms and conditions of the transaction may differ from the statements contemplated herein. In addition, the terms and conditions of the transaction may change based on, among other things, the receipt of tax, corporate and securities law advice. Any forward-looking statements speak only as of the date on which they are made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. Information on Terra Tech Corp.’s website does not constitute a part of this release.

Golden Leaf Holdings Ltd: Forward-Looking Information

This press release contains “forward-looking information” within the meaning of applicable securities legislation. Forward-looking information includes, but is not limited to, statements with respect to Golden Leaf’s future business operations, expectations of future results, the opinions or beliefs of management, future business goals, expected benefits of the proposed merger with Terra Tech, the financial terms of the proposed merger with Terra Tech, the conditions to the completion of the proposed merger with Terra Tech and statements describing the potential combined company. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Golden Leaf to be materially different from those expressed or implied by such forward-looking information, including but not limited to general business, economic and competitive uncertainties, regulatory risks including risks related to changes in the cannabis market, changes in regulation in the markets in which Terra Tech and Golden Leaf operate, changes in the businesses of Terra Tech and Golden Leaf, risks that regulatory approvals are not obtained, the risk that the parties cannot agree on a definitive arrangement agreement, risks that shareholders of Golden Leaf or the court does not approve the proposed transaction, and risks that other conditions to closing cannot be met and are not waived. Although Golden Leaf has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward looking information. Forward-looking information is provided herein for the purpose of presenting information about management’s current expectations relating to the future and readers are cautioned that such information may not be appropriate for other purpose. Golden Leaf does not undertake to update any forward-looking information, except in accordance with applicable securities laws.

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CONTACTS

Terra Tech Corp.

Philip Carlson

KCSA Strategic Communications

TRTC@kcsa.com

212-896-1238

Golden Leaf Investor Relations:

Craig Eastwood

Chief Financial Officer

Golden Leaf Holdings Ltd.

503-201-0659

ir@goldenxtrx.com

Golden Leaf Media Relations:

Anne Donohoe / Nick Opich

KCSA Strategic Communications

adonohoe@kcsa.com / nopich@kcsa.com

212-896-1265 / 212-896-1206

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